                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (File Nos. 333-73456,  333-61313, 333-10059, 333-14687 and
333-26589) and S-3 (File No. 333-31241) of The Quigley Corporation of our report dated February 15, 2002, relating to the financial statements,  which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Philadelphia, Pa
February 26, 2002